EXHIBIT 32.2  Certification of Chief Financial Officer of CIGNA Corporation pursuant to 18 U.S.C. Section 1350

I certify that, to the best of my knowledge and belief, the Annual Report on Form 10-K of CIGNA Corporation for the fiscal period ending December 31, 2010 (the “Report”):

(1)

complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIGNA Corporation.

/s/ THOMAS A. MCCARTHY
Thomas A. McCarthy
Acting Chief Financial Officer
February 25, 2011